                                                             Exhibit (d)(1)(vii)



                                 AMENDMENT NO. 1
                                       TO
                            THE AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT


         AMENDMENT NO. 1 to the Amended and Restated Investment Management Agreement ("Amendment No. 1"), dated as of September 1, 2000, between EQ Advisors Trust, a Delaware business trust (the "Trust") and the Equitable Life Assurance Society of the United States, a New York stock life insurance company ("Equitable" or "Manager").

         The Trust and Equitable agree to modify and amend the Amended and Restated Investment Management Agreement dated as of May 1, 2000 ("Original Agreement") as follows:

         1. Name Changes. The following Portfolios' names shall be changed as follows:


             Current Name                     New Name
             ------------                     --------
    Alliance Equity Index Portfolio     EQ Equity 500 Index Portfolio*
    BT Small Company Index Portfolio    EQ Small Company Index Portfolio*
    BT International Index Portfolio    EQ International Equity Index Portfolio*
    Warburg Pincus Small Company Value FI Small/Mid Cap Value Portfolio** Portfolio
    * Effective October 6, 2000.
    **Effective July 24, 2000.

         2. New Portfolios. The Trust hereby appoints Equitable as the investment manager of the EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive Portfolio, FI Mid Cap Portfolio and the EQ/Janus Large Cap Growth Portfolio ("New Portfolios") on the terms and conditions contained in the Agreement.

         3. Duration of Agreement.

                  (a) With respect to each Portfolio specified in Appendix A to the Original Agreement, the Agreement will continue in effect until May 1, 2001 and may be continued thereafter pursuant to subsection (c) below.

                  (b) With respect to the New Portfolios, the Agreement will continue in effect until September 1, 2002 and may be continued thereafter pursuant to subsection (c) below.

                  (c) With respect to each Portfolio, this Agreement shall continue in effect annually after the date specified in subsection (a),
         (b) or (c), as the case may be, only so long as such continuance is specifically approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by a vote of a majority of the Trustees of the Trust who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         4. Appendix A. Appendix A to the Agreement, setting forth the Portfolios of the Trust for which Equitable is appointed as the investment manager, is hereby replaced in its entirety by Appendix A attached hereto.

         5. Appendix B. Appendix B to the Agreement, setting forth the fees payable to Equitable with respect to each Portfolio, is hereby replaced in its entirety by Appendix B attached hereto.

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.


         EQ ADVISORS TRUST          EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES




         By:                                By:
              -------------------------          ------------------------------
                Peter D. Noris                     Brian S. O'Neil
                President and Trustee              Executive Vice President

                                   APPENDIX A
                                 AMENDMENT NO. 1
                                     TO THE
                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

                                   Portfolios

Portfolios in Original Agreement:
--------------------------------

Alliance Global Portfolio
Alliance International Portfolio
Alliance Conservative Investors Portfolio
Alliance Common Stock Portfolio
Alliance Growth and Income Portfolio
Alliance Growth Investors Portfolio
Alliance High Yield Portfolio
Alliance Intermediate Government Securities Portfolio
Alliance Money Market Portfolio
EQ/Aggressive Stock Portfolio
    (fka Alliance Aggressive Stock Portfolio)
EQ/Alliance Premier Growth Portfolio
EQ/Alliance Technology Portfolio
Alliance Quality Bond Portfolio
Alliance Small Cap Growth Portfolio
BT Equity 500 Index Portfolio
EQ/Balanced Portfolio
    (fka Alliance Balanced Portfolio)
Calvert Socially Responsible Portfolio
Capital Guardian International Equities Portfolio
Capital Guardian Research Portfolio
Capital Guardian U.S. Equities Portfolio
EQ/Evergreen Foundation Portfolio
EQ/Evergreen Portfolio
EQ/Equity 500 Index Portfolio
    (fka Alliance Equity Index Portfolio)
FI Small/Mid Cap Value Portfolio
    (fka Warburg Pincus Small Co. Value Portfolio)
EQ International Equity Index Portfolio
    (fka BT International Equity Index Portfolio)
J.P. Morgan Core Bond Portfolio
    (fka JPM Core Bond Portfolio)
Lazard Large Cap Value Portfolio
Lazard Small Cap Value Portfolio
Mercury Basic Value Equity Portfolio
    (fka Merrill Lynch Basic Value Equity Portfolio)
Mercury World Strategy Portfolio
    (fka Merrill Lynch World Strategy Portfolio)
MFS Growth with Income Portfolio
MFS Emerging Growth Companies Portfolio
MFS Research Portfolio
Morgan Stanley Emerging Markets Equity Portfolio
EQ/Putnam Balanced Portfolio
EQ/Putnam Growth & Income Value Portfolio
EQ/Putnam International Portfolio
EQ/Putnam Investors Growth Portfolio

EQ Small Company Index Portfolio
    (fka BT Small Company Index Portfolio)
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio


Portfolios in Amendment No. 1:
------------------------------

EQ/AXP New Dimensions Portfolio
EQ/AXP Strategy Aggressive Portfolio
FI Mid Cap Portfolio
EQ/Janus Large Cap Growth Portfolio

                                   APPENDIX B

                                 AMENDMENT NO. 1
                           TO THE AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

The Trust shall pay the Manager, at the end of each calendar month, compensation computed daily at an annual rate equal to the following:

--------------------------------------------------------------------------------

        (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (FEE ON ALL ASSETS)
--------------------------------------------------------------------------------
INDEX PORTFOLIOS
----------------
--------------------------------------------------------------------------------
EQ Equity 500 Index                          0.250%
--------------------------------------------------------------------------------
BT Equity 500 Index                          0.250%
--------------------------------------------------------------------------------
EQ International Equity Index                0.350%
--------------------------------------------------------------------------------
EQ Small Company Index                       0.250%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------
                                              FIRST              NEXT             NEXT            NEXT
DEBT PORTFOLIOS                           $750 MILLION       $750 MILLION      $1 BILLION     $2.5 BILLION      THEREAFTER
---------------                           ------------       ------------      ----------     ------------      ----------
--------------------------------------------------------------------------------------------------------------------------
 Alliance High Yield                         0.600%             0.575%           0.550%          0.530%           0.520%
--------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
--------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                        0.350%             0.325%           0.300%          0.280%           0.270%
--------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                        0.525%             0.500%           0.475%          0.455%           0.445%
--------------------------------------------------------------------------------------------------------------------------
J.P.Morgan Core Bond                         0.450%             0.425%           0.400%          0.380%           0.370%
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------

                                              FIRST              NEXT             NEXT
EQUITY PORTFOLIOS                          $1 BILLION         $1 BILLION       $3 BILLION    NEXT $5 BILLION    THEREAFTER
-----------------                          ----------         ----------       ----------    ---------------    ----------
------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                        0.550%             0.500%           0.475%          0.450%           0.425%
------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors              0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
Alliance Global                              0.750%             0.700%           0.675%          0.650%           0.625%
------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                   0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                    0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
Alliance International                       0.850%             0.800%           0.775%          0.750%           0.725%
------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                    0.750%             0.700%           0.675%          0.650%           0.625%
------------------------------------------------------------------------------------------------------------------------------
Calvert Socially Responsible                 0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
Capital Guardian International               0.850%             0.800%           0.775%          0.750%           0.725%
------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research                    0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                 0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                       0.900%             0.850%           0.825%          0.800%           0.775%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------

                                              FIRST              NEXT             NEXT
EQUITY PORTFOLIOS                          $1 BILLION         $1 BILLION       $3 BILLION    NEXT $5 BILLION    THEREAFTER
-----------------                          ----------         ----------       ----------    ---------------    ----------
------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                          0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                   0.900%             0.850%           0.825%          0.800%           0.775%
------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                                  0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                      0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Portfolio                       0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
FI Small/Mid Cap Value Portfolio             0.750%             0.700%           0.675%          0.650%           0.625%
------------------------------------------------------------------------------------------------------------------------------
FI Mid Cap Portfolio                         0.700%             0.650%           0.625%          0.600%           0.575%
------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth Portfolio          0.900%             0.850%           0.825%          0.800%           0.775%
------------------------------------------------------------------------------------------------------------------------------
EQ/New Dimensions Portfolio                  0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                           0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value              0.600%             0.550%           .0525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity               0.850%             0.800%           0.775%          0.750%           0.725%
------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                   0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
EQ/Strategy Aggressive Portfolio             0.700%             0.650%           0.625%          0.600%           0.575%
------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                       0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                       0.750%             0.700%           0.675%          0.650%           0.625%
------------------------------------------------------------------------------------------------------------------------------
Mercury Basic Value Equity                   0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
Mercury World Strategy                       0.700%             0.650%           0.625%          0.600%           0.575%
------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                       0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
MFS Research                                 0.650%             0.600%           0.575%          0.550%           0.525%
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
Equity                                       1.150%             1.100%           1.075%          1.050%           1.025%
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  0.600%             0.550%           0.525%          0.500%           0.475%
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock            0.850%             0.800%           0.775%          0.750%           0.725%
------------------------------------------------------------------------------------------------------------------------------